EXHIBIT 10.20.4

Execution Copy
FIRST AMENDMENT TO AMENDED AND RESTATED
REVOLVING CREDIT AGREEMENT
THIS FIRST AMENDMENT TO AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT (herein called the “Amendment”) made as of November 4, 2015 by and among CORENERGY INFRASTRUCTURE TRUST, INC., a Maryland corporation (“Borrower”), the Guarantors which are, or may become signatory to the Credit Agreement (as defined below), REGIONS BANK, as Agent, and the Lenders party hereto.
W I T N E S S E T H:
WHEREAS, Borrower, Guarantors, Agent and Lenders entered into that certain Amended and Restated Revolving Credit Agreement dated as of July 8, 2015 (the “Original Credit Agreement”), for the purpose and consideration therein expressed, whereby Lenders became obligated to make loans to Borrower as therein provided; and
WHEREAS, Borrower, Guarantors, Agent and Lenders desire to amend the Original Credit Agreement as set forth herein;
NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Credit Agreement, in consideration of the loans which may hereafter be made by Lenders to Borrower, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:
ARTICLE I.
DEFINITIONS AND REFERENCES
§ 1.1.    Terms Defined in the Original Credit Agreement. Unless the context otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Credit Agreement shall have the same meanings whenever used in this Amendment.
§ 1.2.    Other Defined Terms. Unless the context otherwise requires, the following terms when used in this Amendment shall have the meanings assigned to them in this Section 1.2.
“Amendment” means this First Amendment to Amended and Restated Revolving Credit Agreement.
“Amendment Documents” means this Amendment.
“Credit Agreement” means the Original Credit Agreement as amended hereby.

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AMENDED/RESTATED CREDIT AGREEMENT

ARTICLE II.
AMENDMENTS TO ORIGINAL AGREEMENT
§ 2.1.    Defined Terms.
(a)    A new defined term, “Adjusted Funds From Operations”, is hereby added to Section 1.1 of the Original Credit Agreement in proper alphabetical order to read as follows:
Adjusted Funds From Operations. Funds from Operations plus transaction costs, amortization of debt issuance costs, deferred leasing costs, above-market rent, and certain costs of a nonrecurring nature, less maintenance, capital expenditures (if any), amortization of debt premium and other adjustments as deemed appropriate by Borrower.
(b)    The defined term and the definition of “Applicable FFO Percentage” in Section 1.1 of the Original Credit Agreement is amended and restated in its entirety to read as follows:
Applicable FFO Percentage. The “Applicable FFO Percentage” shall mean 100% of Funds from Operations for the 12 month period ending on the last day of each fiscal quarter.
§ 2.2.    Distributions. Section 8.6 of the Original Credit Agreement is amended and restated in its entirety to read as follows:
8.6    Distributions.
No Distributions shall be made by Borrower or the Restricted Subsidiaries, except as permitted in this §8.6. Distributions are permitted as follows: (a) Borrower’s Restricted Subsidiaries may make distributions to Borrower; and (b) if the Loans have not been declared due and payable in full following an Event of Default as provided in §12.1, Borrower may make Distributions equal to the greater of (i) the amount required in order to maintain REIT Status and (ii) the Applicable AFFO Percentage. The “Applicable AFFO Percentage” shall mean 100% of Adjusted Funds From Operations for the 12 month period ending on the last day of each fiscal quarter.
ARTICLE III.
CONDITIONS OF EFFECTIVENESS
§ 3.1.    Effective Date. This Amendment shall become effective as of September 30, 2015 (the “Effective Date”) upon satisfaction of the following conditions precedent on or prior to the date hereof:
(a)    Each of the Amendment Documents shall have been duly executed and delivered by the respective parties thereto, shall be in full force and effect and shall be in form and substance satisfactory to the Agent. Agent shall have received a fully executed copy of each such document.
(b)     All action on the part of each Loan Party necessary for the valid execution, delivery and performance by such Loan Party of this Amendment and the other Amendment Documents (as

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applicable) to which such Person is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to Agent shall have been provided to Agent.
(c)    Borrower and the other Loan Parties shall have performed and complied with all terms and conditions herein required to be performed or complied with by them on or prior to the Effective Date, and on the Effective Date there shall exist no Default or Event of Default.
(d)    The representations and warranties made by Borrower and each of the other Loan Parties in the Loan Documents or otherwise made by or on behalf of Borrower and each of the other Loan Parties in connection therewith on the date thereof shall have been true and correct in all material respects when made and shall also be true and correct in all material respects on the Effective Date.
ARTICLE IV.
REPRESENTATIONS AND WARRANTIES
§ 4.1.    Representations and Warranties of Borrower. In order to induce each Lender to enter into this Amendment, Borrower and each of the other Loan Parties (as applicable) represent and warrant and, to the extent set forth in certain Sections of the Credit Agreement, covenants to Agent and Lenders as follows:
(a)    The representations and warranties made by Borrower and each of the other Loan Parties in the Amendment Documents or otherwise made by or on behalf of Borrower and each of the other Loan Parties in connection therewith on the date thereof were true and correct in all material respects when made and are true and correct in all material respects on the Effective Date.
(b)    The execution, delivery and performance of this Amendment and the other Amendment Documents to which the Loan Parties, or any of them, are or are to become a party and the transactions contemplated hereby and thereby (i) are within the authority of such Person, (ii) have been duly authorized by all necessary proceedings on the part of such Person, (including any required stockholder, partner or member approval), (iii) do not and will not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which such Person is subject or any judgment, order, writ, injunction, license or permit applicable to such Person, except for such conflicts or breaches that, individually and the aggregate, could not reasonably be expected to have a Material Adverse Effect, (iv) do not and will not conflict with or constitute a default (whether with the passage of time or the giving of notice, or both) under any provision of the Organizational Documents of, or any mortgage, indenture, agreement, contract or other instrument binding upon, such Person or any of its properties or to which such Person is subject, except for such conflicts or defaults that, individually and in the aggregate, could not reasonably be expected to have a Material Adverse Effect and (v) do not and will not result in or require the imposition of any Lien or other encumbrance on any of the properties, assets or rights of such Person except for the Liens and security title granted by the Loan Documents.
(c)    The execution, delivery and performance by the Loan Parties, or any of them, of this Amendment and the other Amendment Documents to which they are or are to become a party and

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the transactions contemplated hereby and thereby do not require the approval or consent of, or filing with, any Person or the authorization, consent or approval of, or any license or permit issued by, or any filing or registration with, or the giving of any notice to, any court, department, board, commission or other governmental agency or authority other than those already obtained and the filing of the Security Documents in the appropriate records office with respect thereto.
(d)    The execution and delivery of this Amendment and the other Amendment Documents to which the Loan Parties, or any of them, are or are to become a party are valid and legally binding obligations of such Person enforceable in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.
(e)    The most recent financial statements of Borrower delivered to Lenders pursuant to Section 7.4(a) and (b) of the Credit Agreement fairly present in all material respects the financial condition of Borrower and its Subsidiaries as of such date and the results of the operations of Borrower and its Subsidiaries, for such period. Copies of such financial statements have heretofore been delivered to each Lender. As of the Effective Date there has occurred no materially adverse change in the financial condition or business of Borrower and its Subsidiaries, taken as a whole, as shown on or reflected in the balance sheet of Borrower or its Subsidiaries as of June 30, 2015, or its statement of income or cash flows for the fiscal quarter then ended, other than changes in the ordinary course of business that have not had any materially adverse effect either individually or in the aggregate on the business or financial condition of Borrower and Restricted Subsidiaries and any Unrestricted Subsidiary with assets in excess of $5,000,000.
(f)    No Default or Event of Default has occurred and is continuing as of the Effective Date and after giving effect to this Amendment.
ARTICLE V.
MISCELLANEOUS
§ 5.1.    Ratification of Agreements. The Original Credit Agreement as hereby amended is hereby ratified and confirmed in all respects. The Loan Documents, as they may be amended or affected by the various Amendment Documents, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Loan Document shall be deemed to be a reference to the Original Credit Agreement as hereby amended. The execution, delivery and effectiveness of this Amendment and the other Amendment Documents shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Lenders under the Credit Agreement, the Notes, or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement, the Notes or any other Loan Document.
§ 5.2.    Survival of Agreements. All representations, warranties, covenants and agreements of any Loan Party herein shall survive the execution and delivery of this Amendment and the performance hereof, including without limitation the making or granting of the Loans and the

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issuance and delivery of the new Notes, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by any Loan Party hereunder or under the Credit Agreement to any Lender shall be deemed to constitute representations and warranties by, and/or agreements and covenants of, Loan Parties under this Amendment and under the Credit Agreement.
§ 5.3.    Loan Documents. This Amendment is, and the other Amendment Documents are each a Loan Document, and all provisions in the Credit Agreement pertaining to Loan Documents apply hereto and thereto.
§ 5.4.    GOVERNING LAW. THIS AMENDMENT AND EACH OF THE OTHER AMENDMENT DOCUMENTS, EXCEPT AS OTHERWISE SPECIFICALLY PROVIDED THEREIN, ARE CONTRACTS UNDER THE LAWS OF THE STATE OF NEW YORK AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SUCH STATE (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW), AND ANY AND ALL MATTERS IN DISPUTE BETWEEN THE PARTIES TO THIS AMENDMENT ARISING FROM OR RELATING TO THE SUBJECT MATTER HEREOF SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
§ 5.5.    Counterparts. This Amendment may be executed in several counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or electronic communication shall be effective as delivery of a manually executed counterpart of this Amendment.
§ 5.6.    Indemnification. Borrower and each other Loan Party waives, discharges, and forever releases Agent, each Lender and each Lender Party from and of any and all claims, causes of action, allegations or assertions that Borrower has or may have had at any time up through and including the date of this Amendment, against any or all of the foregoing, regardless of whether any such claims, causes of action, allegations or assertions are known to such Loan Party or whether any such claims, causes of action, allegations or assertions arose as result of actions or omissions of Agent, any Lender or any Lender Party in connection with the Loan Documents, or any amendments, extensions or modifications thereto, or Agent’s administration of the debt evidenced by the loan documents or otherwise.
§ 5.7.    Entire Agreement. This Amendment, the other Amendment Documents, the other Loan Documents and any other documents executed in connection herewith or therewith express the entire understanding of the parties with respect to the transactions contemplated hereby. Neither this Amendment nor any term hereof may be changed, waived, discharged or terminated, except as provided in Section 27 of the Credit Agreement.

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IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first set forth above.

BORROWER: CORENERGY INFRASTRUCTURE TRUST, INC., a Maryland corporation
By:	/s/ Richard C. Green
Name: Richard C. Green
Title: Executive Chairman

[SIGNATURES CONTINUED ON FOLLOWING PAGES]

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[Execution of Amended and Restated Revolving Credit Agreement Continued]
GUARANTORS:

CORRIDOR PRIVATE HOLDINGS, INC., a Delaware corporation		CORRIDOR PUBLIC HOLDINGS, INC., a Delaware corporation
By:	/s/ Rebecca M. Sandring	By:	/s/ Rebecca M. Sandring
Name:	Rebecca M. Sandring	Name:	Rebecca M. Sandring
Title:	Chief Accounting Officer, Treasurer and Secretary	Title:	Chief Accounting Officer, Treasurer and Secretary

CORENERGY OPERATING PARTNERSHIP, LP, a Delaware limited partnership By its general partner CorEnergy GP, LLC		MOWOOD CORRIDOR, INC., a Delaware corporation
By:	/s/ Rebecca M. Sandring	By:	/s/ Rebecca M. Sandring
Name:	Rebecca M. Sandring	Name:	Rebecca M. Sandring
Title:	Chief Accounting Officer, Treasurer and Secretary	Title:	Chief Accounting Officer, Treasurer and Secretary

HUNTON GP, LLC, a Delaware limited liability company		HUNTON CORRIDOR, LP, a Delaware limited partnership By its general partner Hunton GP, LLC
By:	/s/ Rebecca M. Sandring	By:	/s/ Rebecca M. Sandring
Name:	Rebecca M. Sandring	Name:	Rebecca M. Sandring
Title:	Chief Accounting Officer, Treasurer and Secretary	Title:	Chief Accounting Officer, Treasurer and Secretary

GRAND ISLE GP, INC., a Delaware corporation		GRAND ISLE CORRIDOR, LP, a Delaware limited partnership By its general partner Grand Isle GP, Inc.
By:	/s/ Rebecca M. Sandring	By:	/s/ Rebecca M. Sandring
Name:	Rebecca M. Sandring	Name:	Rebecca M. Sandring
Title:	Chief Accounting Officer, Treasurer and Secretary	Title:	Chief Accounting Officer, Treasurer and Secretary

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GUARANTORS:

LCP OREGON HOLDINGS, LLC, a Delaware limited liability company		CORRIDOR BISON, LLC, a Delaware limited liability company
By:	/s/ Rebecca M. Sandring	By:	/s/ Rebecca M. Sandring
Name:	Rebecca M. Sandring	Name:	Rebecca M. Sandring
Title:	Chief Accounting Officer, Treasurer and Secretary	Title:	Chief Accounting Officer, Treasurer and Secretary

CORENERGY BBWS, INC., a Delaware corporation		CORENERGY GP, LLC, a Delaware limited liability company
By:	/s/ Rebecca M. Sandring	By:	/s/ Rebecca M. Sandring
Name:	Rebecca M. Sandring	Name:	Rebecca M. Sandring
Title:	Chief Accounting Officer, Treasurer and Secretary	Title:	Chief Accounting Officer, Treasurer and Secretary

CORRIDOR MOGAS, INC., a Delaware corporation		GRAND ISLE LP, INC., a Delaware corporation
By:	/s/ Rebecca M. Sandring	By:	/s/ Rebecca M. Sandring
Name:	Rebecca M. Sandring	Name:	Rebecca M. Sandring
Title:	Chief Accounting Officer, Treasurer and Secretary	Title:	Chief Accounting Officer, Treasurer and Secretary

MOGAS PIPELINE LLC, a Delaware limited liability company		UNITED PROPERTY SYSTEMS, LLC, a Delaware limited liability company
By:	/s/ Rebecca M. Sandring	By:	/s/ Rebecca M. Sandring
Name:	Rebecca M. Sandring	Name:	Rebecca M. Sandring
Title:	Chief Accounting Officer, Treasurer and Secretary	Title:	Chief Accounting Officer, Treasurer and Secretary

CORRIDOR LEEDS PATH WEST, INC., a Delaware corporation		FOUR WOOD CORRIDOR, LLC, a Delaware limited liability company
By:	/s/ Rebecca M. Sandring	By:	/s/ Rebecca M. Sandring
Name:	Rebecca M. Sandring	Name:	Rebecca M. Sandring
Title:	Chief Accounting Officer, Treasurer and Secretary	Title:	Chief Accounting Officer, Treasurer and Secretary

[SIGNATURES CONTINUED ON FOLLOWING PAGES]

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REGIONS BANK, as a Lender and as Agent

By:	/s/ Richard S Kaufman
Name:	Richard S. Kaufman
Title:	Senior Vice President

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Michael T. Letsch
Name:	Michael T. Letsch
Title:	Senior Vice President

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Yann Blindert
Name:	Yann Blindert
Title:	Director

BOKF, NA DBA
BANK OF KANSAS CITY, as a Lender
By:
Name:
Title:

ARVEST BANK, as a Lender
By:	/s/ Barry P. Sullivan
Name:	Barry P. Sullivan
Title:	Senior Vice President

ACADEMY BANK, N.A., as a Lender
By:	/s/ Jason Hilpipre
Name:	Jason Hilpipre
Title:	Vice President

UMB BANK, N.A. as a Lender

By:	/s/ Jess M. Adams
Name:	Jess M. Adams
Title:	Vice President

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